SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2004
                                                         ----------------


                                 SIERRA BANCORP
             (Exact name of registrant as specified in its charter)



         California                        000-33063            33-0937517
         ----------                        ---------            ----------
(State or other jurisdiction        (Commission File No.)    (I.R.S. Employee
of incorporation or organization)                            Identification No.)


                   86 North Main Street, Porterville, CA 93257
                    (Address of principal executive offices)
                                   (Zip code)


                                 (559) 782-4900
               (Registrant's telephone number including area code)


  (Former name or former address, if changed since last report) Not applicable
                                                                --------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press release concerning fourth quarter and year-end 2003 financial results.

Item 9. Other Events and Required Regulation FD Disclosure.

     On January 27, 2004, Sierra Bancorp issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended December 31, 2003 and year ended December 31, 2003. This information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIERRA BANCORP


Dated: January 27, 2004                     By:      /s/ Kenneth R. Taylor
                                                     ------------------------
                                                     Kenneth R. Taylor
                                                     Senior Vice President &
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description                           Page

  99.1          Press  release  concerning  results  of  operations      5
                and financial condition as of and for the calendar quarter ended December 31, 2003 and year ended
                December 31, 2003.